UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        December 17, 2004
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                                Tower Group, Inc.
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             (Exact name of registrant as specified in its charter)



           Delaware                     000-50990            13-3894120
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(State or other jurisdiction or      Commission File       (IRS Employer
        incorporation)                   Number:        Identification No.)



                120 Broadway, 14th Floor, New York, NY         10271
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              (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code           (212) 655-2000
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         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))


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Item 1.01 Entry into a Material Definitive Agreement

On December 15, 2004 Tower Group, Inc. (the "Company") participated in a private placement of $13 million of fixed/floating rate capital securities (the "Trust Preferred Securities") issued by Tower Group, Inc. Statutory Trust III (the "Trust"), an affiliated Delaware trust formed on December 3, 2004. The Trust Preferred Securities mature in December 2034, are redeemable at the Company's option at par beginning December 15, 2009, and require quarterly distributions of interest by the Trust to the holder of the Trust Preferred Securities. Distributions are initially at a fixed rate of 7.4% for the first five years and will then reset quarterly for changes in the three-month London Interbank Offered Rate ("LIBOR") rate plus 340 basis points. The Trust simultaneously issued 403 of the Trust's common securities to the Company for a purchase price of $403,000, which constitutes all of the issued and outstanding common securities of the Trust.

The Trust used the proceeds from the sale of the Trust Preferred Securities to purchase for $13,000,000 a Fixed/Floating Rate Junior Subordinated Deferrable Interest Debenture due 2034 in the principal amount of $13,000,000 issued by the Company. The net proceeds to the Company from the sale of the Debenture to the Trust will be used by the Company, along with the net cash proceeds from another proposed placement of trust preferred securities, to acquire and capitalize a shell insurance company with multi-state licensing and for working capital purposes. There is no assurance that the acquisition of a shell insurance company or the second private placement will be completed.

The Debenture was issued pursuant to an Indenture dated December 15, 2004, by and between the Company and Wilmington Trust Company, as trustee. The terms of the Debenture are substantially the same as the terms of the Trust Preferred Securities. The interest payments by the Company will be used by the Trust to pay the quarterly distributions to the holders of the Trust Preferred Securities. The Indenture permits the Company to redeem the Debenture (and thus a like amount of the Preferred Trust Securities) after December 15, 2009. If the Company redeems any amount of its Debenture, the Trust must redeem a like amount of the Trust Preferred Securities.

The terms of the Trust Preferred Securities are governed by an Amended and Restated Declaration of Trust, dated December 15, 2004, by and among Wilmington Trust Company, as Institutional Trustee; Wilmington Trust Company, as Delaware Trustee; Tower Group, Inc, as Sponsor; and the Trust Administrators Michael H. Lee, Francis M. Colalucci and Steve G. Fauth. The Company, as the sole holder of the Trust's Common Securities, controls the election of the trustee and administrators. Under the terms of the Trust Preferred Securities, an event of default may occur upon:

o non-payment of interest on the Trust Preferred Securities, unless such non-payment is due to a valid extension of an interest payment period;

o non-payment of all of any part of the principal of the Trust Preferred Securities;

o the Company's failure to comply with the covenants or other provisions of the indentures or the Trust Preferred Securities; or

o    bankruptcy or liquidation of the Company or of the Trust.

Pursuant to a Guarantee Agreement dated December 15, 2004, by and between Tower Group, Inc. and Wilmington Trust Company, Tower has agreed to guarantee the payment of distributions and payments on liquidation or redemption of the Trust Preferred Securities, but only in each case to the extent of funds held by the Trust. The obligations of the Company under the Guarantee Agreement and the Trust Preferred Securities are subordinate to all of the Company 's senior and subordinated debt.

The offering of the Trust Preferred Securities was conducted pursuant to a Placement Agreement dated December 7, 2004 between the Company, FTN Financial Capital Markets and Keefe, Bruyette & Woods, Inc. The placement agents received a commission of two percent of the principal amount of the Debenture.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Registrant

          See Item 1.01


Item 7.01  Regulation FD Disclosure

                    On December 15, 2004, the Company announced the closing of the placement of the Trust Preferred Securities and issuance of the Debenture. A copy of the press release is included as exhibit 99.1 to this report.


Item 9.01 - Financial Statements and Exhibits

         (c)     The following exhibits are filed as part of this report.

Number                    Description
------                    -----------
10.01 Placement Agreement between the Company, FTN Financial Capital Markets and Keefe, Bruyette & Woods, Inc.

10.02 Guarantee Agreement dated December 15, 2004, by and between Tower Group, Inc. and Wilmington Trust Company.

10.03 Indenture between Tower Group, Inc. and Wilmington Trust Company, as Trustee, dated December 15, 2004

10.04 Amended and Restated Declaration of Trust, dated December 15, 2004, by and among Wilmington Trust Company, as Institutional Trustee; Wilmington Trust Company ,as Delaware Trustee; Tower Group, Inc, as Sponsor ; and the Trust Administrators Michael H. Lee, Francis M. Colalucci and Steve G. Fauth.

10.05 Fixed/Floating Rate Junior Subordinated Deferrable Interest Debenture due 2034 issued by Tower Group, Inc. dated December 15, 2004

10.06     Capital Securities Certificate dated December 15, 2004.

10.07     Common Securities Certificate dated December 15, 2004

10.08 Subscription Agreement executed by Preferred Term Securities XVI, Ltd. dated December 15, 2004.

99.1      Copy of press release issued by Tower Group, Inc, dated December 15,
          2004


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                 Tower Group, Inc.
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Date      December 17, 2004
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                                     /s/ Francis M. Colalucci
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                                     Francis M.
                                     Colalucci
                                     Chief Financial Officer

                                INDEX TO EXHIBITS


Number                            Description
-------                           ------------

10.01 Placement Agreement between the Company, FTN Financial Capital Markets and Keefe, Bruyette & Woods, Inc.

10.02 Guarantee Agreement dated December 15, 2004, by and between Tower Group, Inc. and Wilmington Trust Company.

10.03 Indenture between Tower Group, Inc. and Wilmington Trust Company, as Trustee, dated December 15, 2004

10.04 Amended and Restated Declaration of Trust, dated December 15, 2004, by and among Wilmington Trust Company, as Institutional Trustee; Wilmington Trust Company, as Delaware Trustee; Tower Group, Inc, as Sponsor; and the Trust Administrators Michael H. Lee, Francis M. Colalucci and Steve G. Fauth.

10.05 Fixed/Floating Rate Junior Subordinated Deferrable Interest Debenture due 2034 issued by Tower Group, Inc. dated December 15, 2004

10.06     Capital Securities Certificate dated December 15, 2004.

10.07     Common Securities Certificate dated December 15, 2004

10.08 Subscription Agreement executed by Preferred Term Securities XVI, Ltd. Dated December 15, 2004.

99.1      Copy of press release issued by Tower Group, Inc, dated December 15,
          2004